UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: May 25, 2022

(Date of earliest event reported)

Membership Collective Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40605	86-3664553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Strand London, United Kingdom	WC2R 1EA
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 207 8512300

Not Applicable

(Former name or Former Address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value per share	MCG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2022, Membership Collective Group Inc. (the “Company”) announced the appointment of Thomas Allen as Chief Financial Officer of the Company, effective as of June 23, 2022. On this date, Thomas Allen will succeed Humera Afzal, current Chief Financial Officer of the Company, who announced her resignation on March 16, 2022.

Thomas Allen joins the Company from his current role at Morgan Stanley as a Managing Director in equity research, where he has led US Gaming, Lodging, and Leisure sector research since 2013. He was ranked in the Top 3 in the Institutional Investor All Americas poll. Prior to his role at Morgan Stanley, Allen worked in Capital Markets at Bank of America.

There were no arrangements or understandings between Thomas Allen and any other persons regarding his appointment as the Company’s Chief Financial Officer, nor are there any family relationships between Thomas Allen and any director or executive officer of the Company. Thomas Allen is not party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release announcing Thomas Allen’s appointment is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information furnished herewith pursuant to this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 25, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMBERSHIP COLLECTIVE GROUP, INC.

Date: May 25, 2022	By:	/s/ Andrew Carnie
Andrew Carnie
President

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